Net finance costs	12 Months Ended
Dec. 31, 2022
Net Finance Costs [Abstract]
Net finance costs
8 Net finance costs
(a) Net finance costs/(income)

	2022 £m	2021 £m	2020 £m
Interest expense	1,602	1,436	1,605
Interest expense on lease liabilities	25	24	26
Facility fees	21	33	23
Interest and fair value related to early repurchase of bonds (note 8(b))	—	—	142
Interest related to adjusting tax payables (note 8(b))	36	31	11
Fair value changes on derivative financial instruments and hedged items	(473)	252	(217)
Fair value change on other financial items (note 8(b))	(2)	24	—
Exchange differences	524	(279)	205
Finance costs	1,733	1,521	1,795
Interest under the effective interest method	(92)	(35)	(50)
Finance income	(92)	(35)	(50)
Net finance costs	1,641	1,486	1,745
The Group manages foreign exchange gains and losses and fair value changes on a net basis excluding adjusting items, which are explained in note 8(b). The derivatives that generate the fair value changes are explained in note 19.
Facility fees principally relate to the Group’s central banking facilities.
In October 2020, the Group completed a tender offer to repurchase sterling-equivalent £2,653 million of bonds, including £24 million of accrued interest. Following this, in November 2020, the Group also completed a ‘make-whole’ bond redemption exercise of sterling-equivalent £462 million of bonds, including £6 million of accrued interest. Other costs directly associated with the early repurchase of bonds, including the premium paid, were treated as adjusting items, as detailed in note 8(b).
(b) Adjusting items included in net finance costs
Adjusting items are significant items in net finance costs which individually or, if of a similar type, in aggregate, are relevant to an understanding of the Group’s underlying financial performance.
The Group recognised interest on adjusting tax payables of £36 million (2021: £31 million; 2020: £11 million), which included interest of
£33 million (2021: £20 million; 2020: £21 million) in relation to the Franked Investment Income Group Litigation Order (FII GLO) (note 10(b)), £3 million in respect of a potential tax claw back due to the factory closure in Switzerland in 2022, an amnesty tax payment of £11 million in Turkey in 2021 and a net credit of £10 million in 2020 in respect of the excise dispute (note 6(g)) and withholding tax in Russia.
Included within £2 million of fair value changes on other financial items are:
(i) £15 million of foreign exchange arising on the revaluation of foreign currency balances held in Russia that no longer qualify for hedge accounting, due to the proposed transfer of the Group's Russian business as detailed in note 27(d)(i); and
(ii) In 2021, as part of the disposal of the Group’s operations in Iran (note 27(d)), a provision of £24 million was charged to net finance costs against non-current investments held at fair value due to the uncertainty around recovery of these funds. In 2022, part of these funds were recovered and therefore a reversal of the provision of £17 million is recognised in net finance costs.
In 2020, the Group incurred additional interest costs of £157 million and fair value gains of £15 million in relation to the early repurchase of bonds.